T. Rowe Price Retirement Income Fund–R Class

Supplement to Prospectus and Summary Prospectus dated October 1, 2013

Effective December 29, 2014, the T. Rowe Price Retirement Income Fund–R Class will change its name to the T. Rowe Price Retirement Balanced Fund–R Class.

The date of this supplement is April 2, 2014.

E454-041 4/2/14